SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 15, 2010

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 15, 2010, Berkshire Hathaway Finance Corporation (“BHFC”) issued $500,000,000 aggregate principal amount of its 2.45% Senior Notes due 2015 (the “Notes”), under a registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission (the “Commission”) on February 1, 2010 (Registration No. 333-164611) (the “Registration Statement”). The Notes, which will be fully and unconditionally guaranteed by Berkshire Hathaway Inc. (“Berkshire”), were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on December 7, 2010, by and among BHFC, Berkshire and Goldman, Sachs & Co. (the “Underwriter”). The Notes are issued under an Indenture, dated as of February 1, 2010, by and among BHFC, as issuer, Berkshire, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), and an officers’ certificate dated as of December 15, 2010 (the “Officers’ Certificate”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the notes” in the prospectus supplement, dated December 7, 2010, filed with the Commission by Berkshire on December 9, 2010 pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and in the section entitled “Description of the Debt Securities” in the base prospectus, dated February 1, 2010, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. A copy of the Officers’ Certificate (including the form of the Notes) is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificate and the Notes, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated December 7, 2010, by and among Berkshire Hathaway Finance Corporation, Berkshire Hathaway Inc. and Goldman, Sachs & Co.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 2010 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation., dated as of December 15, 2010, including the form of Berkshire Hathaway Finance Corporation’s 2.45% Senior Notes due 2015.

5.1	Opinion of Munger, Tolles & Olson LLP, dated December 15, 2010.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 15, 2010	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated December 7, 2010, by and among Berkshire Hathaway Finance Corporation, Berkshire Hathaway Inc. and Goldman, Sachs & Co.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 2010 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation., dated as of December 15, 2010, including the form of Berkshire Hathaway Finance Corporation’s 2.45% Senior Notes due 2015.

5.1	Opinion of Munger, Tolles & Olson LLP, dated December 15, 2010.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).